Exhibit 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of May 7, 2008, by and among EPICEPT CORPORATION, a Delaware corporation (“EpiCept”), MAXIM PHARMACEUTICALS INC., a Delaware corporation (“Maxim”; EpiCept and Maxim are sometimes referred to individually as a “Borrower” and collectively as the “Borrowers”) and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Lender”).

RECITALS

A.      Borrowers and Lender are parties to that certain Loan and Security Agreement, dated as of August 30, 2006 (the “Agreement”). Unless otherwise defined herein, capitalized terms in this Amendment shall have the meanings assigned in the Agreement.

B.         The parties desire to confirm the amount outstanding under the Agreement and certain other matters, as set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.         As of May 7, 2008, the outstanding principal balance under the Agreement is $5,702,981. Borrowers represents that, as of the date hereof, (a) EpiCept maintains two deposit accounts with Wachovia Bank, National Association, as follows: Account Number 2000002596060, with a balance of $165,445.26, and Account Number 2000013005634, with a balance of $1,601,558.50, and one securities account with Bear Stearns Securities Corp., Account Number 22012035, with a balance of $91,071.79, and (b) neither Borrower owns, maintains, or has any interest in any other deposit, securities, investment, or other account, or any other investment property or cash.

2.         Borrowers and Lender confirm that the Collateral consists of all of the personal property of each Borrower, including without limitation all accounts, equipment, inventory, general intangibles (including intellectual property), deposit accounts, and investment property, in each case now existing or hereafter arising, and all proceeds thereof. Borrowers represent that neither Borrower owns any Patents, registered Trademarks, or registered Copyrights except as set forth on Exhibit D of the Agreement.

3.         Lender acknowledges that no Event of Default has occurred as of the date hereof. Provided Borrowers comply with the provisions of this Amendment, Lender forbears from enforcing any right it may have to exercise any remedies arising out of any Event of Default that may have occurred before the date of this Amendment.

4.         By May 19, 2008, EpiCept shall deliver to Lender an accepted term sheet or commitment letter for any transaction on terms reasonably acceptable to Lender, providing in any case for gross proceeds of at least $10,000,000. Borrowers shall receive at least $5,000,000 in proceeds from such transaction not later than June 15, 2008 and shall have received the remainder by July 31, 2008.

5.         Borrower shall pay Lender an amendment fee of $50,000, one half of which shall be due on the date of this Amendment, and one half of which shall be due on the earlier to occur of (i) June 15, 2008 or (ii) the day that all amounts outstanding under the Agreement become due and payable or are paid.

6.         Except as disclosed in the schedule attached to this Amendment, all representations and warranties set forth in the Agreement are true and correct as of the date hereof.

7.         In connection with this Amendment, Borrower shall deliver to Lender an Amendment to Warrant and Amendment to Account Control Agreement in substantially the form attached to this Amendment.

8.         Except as amended hereby, the Agreement shall be and remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MAXIM PHARMACEUTICALS, INC. By: _________________________________ Name:_______________________________ Title: _______________________________

EPICEPT CORPORATION By: _________________________________ Name:_______________________________ Title: _______________________________

HERCULES TECHNOLOGY GROWTH CAPITAL, INC. By: _________________________________ Name:_______________________________ Title: _______________________________